Investment objective
The Fund's investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan.

Fund facts	(as at 01/31/15)
Net asset value per share	$18.04
Market price	$16.11
Premium/discount	-10.70%
Total net assets	$ 148.35 m
Market cap	$ 132.49 m

Fund statistics
Investment adviser (date of	JF International
appointment)	Management, Inc. (07/22/14)
Fund manager	Shumin Huang
Listed	NYSE
Launch date	12/23/86
Shares outstanding	8,224,330
Last dividend (Ex-dividend date)	$2.6332 (December 16, 2014)
Benchmark	TAIEX Total Return Index

Fund codes
Bloomberg	TWN
Sedol	286987895
CUSIP	874036106
ISIN	US8740361063

10 year performance data	(as at 01/31/15)

( In US dollars )
Cumulative performance						(as at 01/31/15)
%	1m	3m	YTD	1Y	3Y	5Y	10Y
The Taiwan Fund, Inc.	0.8	2.2	0.8	1.7	22.1	41.7	90.4
Market Price	-1.5	0.9	-1.5	0.8	22.2	45.9	88.3
TSE Index	0.9	0.7	0.9	6.4	16.9	24.2	57.7
TAIEX Total Return IndexA	0.9	0.7	0.9	9.6	28.7	47.5	127.6
MSCI Taiwan Index	1.0	0.2	1.0	14.3	29.0	44.9	85.5

( In US dollars )
Rolling 12 month performance				(as at 01/31/15)
%	2015/2014	2014/2013	2013/2012	2012/2011	2011/2010
The Taiwan Fund, Inc.	1.7	13.9	5.5	-15.6	37.3
Market Price	0.8	11.7	8.5	-18.4	46.3
TSE Index	6.4	5.1	4.6	-19.3	31.7
TAIEX Total Return IndexA	9.6	8.2	8.6	-16.1	36.5
MSCI Taiwan Index	14.3	5.2	7.3	-16.5	34.4

Top 10 holdings	(as at 01/31/15)
Holding	Fund %
Taiwan Semiconductor Manufacturing Co., Ltd.	9.3
MediaTek, Inc.	3.8
Hon Hai Precision Industry Co., Ltd.	3.4
Fubon Financial Holding Co., Ltd.	3.1
Delta Electronics, Inc.	2.6
Largan Precision Co., Ltd.	2.4
Advantech Co., Ltd.	2.4
Advanced Semiconductor Engineering, Inc.	2.3
United Microelectronics Corp.	2.1
President Chain Store Corp.	2.0

A   TAIEX Total Return Index (prior to January 1, 2003, TAIEX Index)

Sector breakdown		(as at 01/31/15)
Sector	Fund %	Benchmark*	Deviation
Automobile	0.0%	1.8%	-1.8%
Biotechnology & Medical Care	1.1%	0.8%	0.3%
Building Material & Construction	0.0%	1.8%	-1.8%
Cement	0.0%	1.2%	-1.2%
Chemical	0.8%	1.0%	-0.2%
Communications & Internet	2.7%	6.4%	-3.7%
Computer & Peripheral Equipment	9.4%	6.8%	2.6%
Electric & Machinery	9.5%	1.8%	7.7%
Electrical & Cable	0.0%	0.3%	-0.3%
Electronic Parts & Components	6.6%	4.5%	2.1%
Electronic Products Distribution	0.0%	0.9%	-0.9%
Financial & Insurance	9.4%	13.3%	-3.9%
Foods	0.5%	1.7%	-1.2%
Glass & Ceramic	0.0%	0.2%	-0.2%
Information Service	0.6%	0.2%	0.4%
Iron & Steel	0.0%	2.3%	-2.3%
Oil, Gas & Electricity	0.0%	2.6%	-2.6%
Optoelectronic	7.3%	4.7%	2.6%
Other	6.5%	3.3%	3.2%
Other Electronic	7.0%	6.8%	0.2%
Paper & Pulp	0.0%	0.3%	-0.3%
Plastics	2.3%	5.9%	-3.6%
Rubber	0.0%	1.6%	-1.6%
Semiconductor	24.3%	23.6%	0.7%
Shipping & Transportation	3.5%	2.1%	1.4%
Textiles	2.8%	1.9%	0.9%
Tourism	0.6%	0.5%	0.1%
Trading & Consumers' Goods	4.0%	1.7%	2.3%
Cash	1.1%	0.0%	1.1%
Overall Total	100.0%	100.0%	0.0%

Review

The Taiex edged up 0.9% month on month (MoM) in US dollar terms despite a weak and volatile start to the year. F o reign investors were good size net buyers in the last two weeks of January, though local investors turned ca utious when the index closed in on 9,500, especially ahead of the long Chinese New Year break. Shipping and transportation stocks were the best performers, up 4.9% MoM on plunging fuel costs. The technology sector also outperformed +1.3% MoM, led by panels and hardware though semis lagged being +.5% MoM. Financials were down 1.05% MoM as investors switched out of the sector.

Outlook

The Taiwan market is likely to remain cautious ahead of the long Chinese New Year break. However, with easing monetary conditions globally, ample liquidity should provide good support for the market. Near term, the market could be swayed by 4Q14 results and 1Q15 guidance provided by companies in February and March. Longer term, the optimistic outlook for Taiwan companies remains generally intact, which should bode well for the overall market. We have cut our weighting in financials and reduced our underweight in the petrochemical sector. The fund remains overweight in the technology, industrial and consumption sectors.

Full portfolio holdings	(as at 01/31/15)
Holding	Market Value USD	Fund %
Semiconductor	36,123,239	24.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	13,829,978	9.3%
MediaTek, Inc.	5,701,556	3.8%
Advanced Semiconductor Engineering, Inc.	3,475,510	2.3%
United Microelectronics Corp.	3,055,713	2.1%
Novatek Microelectronics Corp. Ltd.	1,960,303	1.3%
ILI Technology Corp.	1,858,346	1.3%
ASPEED Technology, Inc.	1,279,313	0.9%
Parade Technologies Ltd.	1,261,364	0.8%
CHIPBOND Technology Corp.	1,213,194	0.8%
Powertech Technology, Inc.	973,278	0.7%
Siliconware Precision Industries Co.	764,739	0.5%
Sino-American Silicon Products, Inc.	749,945	0.5%
Electric & Machinery	14,164,682	9.5%
Yeong Guan Energy Technology Group Co., Ltd.	2,203,916	1.5%
Airtac International Group	1,806,369	1.2%
Teco Electric and Machinery Co., Ltd.	1,550,751	1.0%
Hota Industrial Manufacturing Co., Ltd.	1,509,041	1.0%
Yungtay Engineering Co., Ltd.	1,442,112	1.0%
Hiwin Technologies Corp.	1,403,053	1.0%
Iron Force Industrial Co., Ltd.	1,304,647	0.9%
Cub Elecparts, Inc.	1,212,017	0.8%
Sumeeko Industries Co., Ltd.	1,077,342	0.7%
Macauto Industrial Co., Ltd.	655,434	0.4%
Financial & Insurance	13,947,565	9.4%
Fubon Financial Holding Co., Ltd.	4,553,791	3.1%
Cathay Financial Holding Co., Ltd.	2,804,776	1.9%
China Development Financial Holding Corp.	2,254,018	1.5%
E. Sun Financial Holding Co., Ltd.	1,970,666	1.3%
China Life Insurance Co., Ltd.	1,320,360	0.9%
CTBC Financial Holding Co., Ltd.	1,043,954	0.7%
Computer & Peripheral Equipment	13,907,201	9.4%
Advantech Co., Ltd.	3,585,675	2.4%
Pegatron Corp.	2,737,716	1.8%
Ennoconn Corp.	2,391,642	1.6%
Posiflex Technology, Inc.	1,570,565	1.1%
Axiomtek Co., Ltd.	1,290,828	0.9%
ARBOR Technology Corp.	826,499	0.6%
TSC Auto ID Technology Co., Ltd.	786,806	0.5%
Asustek Computer, Inc.	717,470	0.5%
Optoelectronic	10,873,184	7.3%
Largan Precision Co., Ltd.	3,602,266	2.4%
Au Optronics Corp.	2,933,152	2.0%
Innolux Corp.	1,771,951	1.2%
Epistar Corp.	1,326,822	0.9%
TPK Holding Co., Ltd.	1,238,993	0.8%
Other Electronic	10,366,992	7.0%
Hon Hai Precision Industry Co., Ltd.	5,113,494	3.4%
Catcher Technology Co., Ltd.	2,960,557	2.0%
Chroma ATE, Inc.	1,582,331	1.1%
DYNACOLOR, Inc.	710,610	0.5%
Electronic Parts & Components	9,848,457	6.6%
Delta Electronics, Inc.	3,794,660	2.6%
King Slide Works Co., Ltd.	2,583,654	1.7%
Compeq Manufacturing Co., Ltd.	1,792,913	1.2%
FLEXium Interconnect, Inc.	1,677,230	1.1%

Full portfolio holdings (cont'd)
Holding	Market Value USD	Fund %
Other	9,642,288	6.5%
Chailease Holding Co., Ltd.	2,458,118	1.7%
Merida Industry Co., Ltd.	1,570,311	1.1%
Pou Chen Corp.	1,548,099	1.0%
Green Seal Holding Ltd.	1,364,426	0.9%
Ruentex Development Co., Ltd.	1,067,162	0.7%
Nak Sealing Technologies Corp.	590,223	0.4%
KMC Kuei Meng International, Inc.	577,530	0.4%
Topkey Corp.	466,419	0.3%
Trading & Consumers' Goods	5,913,358	4.0%
President Chain Store Corp.	2,968,728	2.0%
Poya Co., Ltd.	2,375,065	1.6%
Taiwan FamilyMart Co., Ltd.	569,565	0.4%
Shipping & Transportation	5,237,883	3.5%
Eva Airways Corp.	1,852,973	1.2%
China Airlines Ltd.	1,719,491	1.2%
Evergreen Marine Corp Taiwan Ltd.	1,665,419	1.1%
Textiles	4,079,601	2.8%
Eclat Textile Co., Ltd.	2,327,891	1.6%
Makalot Industrial Co., Ltd.	1,751,710	1.2%
Communications & Internet	3,970,609	2.7%
Wistron NeWeb Corp.	1,923,597	1.3%
Sercomm Corp.	1,299,713	0.9%
HTC Corp.	747,299	0.5%
Plastics	3,383,217	2.3%
Nan Ya Plastics Corp.	1,734,923	1.2%
Formosa Plastics Corp.	1,648,294	1.1%
Biotechnology & Medical Care	1,614,197	1.1%
Grape King Bio Ltd.	994,177	0.7%
Intai Technology Corp.	620,020	0.4%
Chemical	1,213,766	0.8%
China Steel Chemical Corp.	1,213,766	0.8%
Tourism	867,184	0.6%
TTFB Co., Ltd.	867,184	0.6%
Information Service	850,985	0.6%
Addcn Technology Co., Ltd.	850,985	0.6%
Foods	696,089	0.5%
Uni-President Enterprises Corp.	696,089	0.5%
Cash	1,653,394	1.1%
Grand Total	148,353,891	100.0%

Important Information

This document is issued and approved by JF International Management, Inc. ("JFIMI"), as investment advisor of The Taiwan Fund, Inc. (the 'Fund'). JFIMI is an investment advisor registered with the U.S. Securities and Exchange Commission. Certain information herein is believed to be reliable but has not been verified by JFIMI. JFIMI makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed end US fund and its shares are listed on the New York Stock Exchange. JFIMI has been appointed investment advisor to the Fund.

This newsletter does not constitute an offer of shares. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are bought and sold on the open market through a stock exchange. JFIMI, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell any security, including the securities, commodities, currencies or financial instruments referred to herein.

Portfolio holdings are subject to change daily.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

Discretionary investment is not risk-free. The past operating performance does not guarantee a minimum return for the discretionary investment fund. Apart from exercising the duty of care of a prudent adviser, JFIMI will not be responsible for the profit or loss of the discretionary investment fund, nor guarantee a minimum return.

•	It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

•	Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

•	Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund's income and the value of its investments.

•	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stock markets, and equities are less liquid. Volatility of prices can also be greater than in more developed stock markets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.